UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

SMART POWERR CORP.

(Exact name of registrant as specified in charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C Rong Cheng Yun Gu Building Keji 3rd Road, Yanta District Xi’an City, Shaanix Providence, China	710075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-29) 8765-1097

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREG	Pink Limited

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers;

On August 13, 2026, Zhongli Liu resigned as a member of the Board of Directors of the Company; Mr. Liu was also the Chairman of the Audit Committee, as well as a member of the Compensation, Nominating and Corporate Governance Committees. Mr. Zhu’s resignation was not due to any disagreements with management of the Company or any of its operations, policies or practices.

On August 13, 2026, Xiaoping Guo resigned as a member of the Board of Directors of the Company; Mr. Guo was also the Chairman of Compensation Committee, as well as a member of the Audit, Nominating and Corporate Governance Committees. Mr. Guo’s resignation was not due to any disagreements with management of the Company or any of its operations, policies or practices.

On August 13, 2026, Lulu Sun resigned as a member of the Board of Directors of the Company; Ms. Sun was also the Chairman of Nominating and Corporate Governance Committee, as well as a member of the Audit, Compensation Committees. Ms. Sun’s resignation was not due to any disagreements with management of the Company or any of its operations, policies or practices.

On August 13, 2026, Yan Zhan resigned as an executive director of the Company and the Chief Sales Officer of Xi’an TCH Energy Technology Co., Ltd., our wholly-owned subsidiary in the PRC; Mr. Zhan’s resignation was not due to any disagreements with management of the Company or any of its operations, policies or practices.

On August 13, 2026, Ms. Binfeng (Adeline) Gu resigned from her position as the Secretary of the Company. Ms. Gu’s resignation was not due to any disagreements with management of the Company or any of its operations, policies or practices.

On August 13, 2026, Mr. Yongjiang (Jackie) Shi resigned from his position as the Chief Financial Officer of the Company. Ms. Gu’s resignation was not due to any disagreements with management of the Company or any of its operations, policies or practices.

The Board intends to evaluate suitable candidates to fill the vacant director and officer positions in due course, and will file appropriate updates with the Securities and Exchange Commission upon completion of any new appointments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMART POWERR CORP.

Date: August 14, 2026	By:	/s/ Guohua Ku
Guohua Ku Chairman & Chief Executive Officer

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